UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-23165

CION Ares Diversified Credit Fund
(Exact name of registrant as specified in charter)

3 Park Avenue, 36th Floor New York, NY		10016
(Address of principal executive offices)		(Zip code)

Eric Pinero 3 Park Avenue, 36th Floor New York, NY 10016
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(646) 845-2577

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2018

ITEM 1.   SCHEDULE OF INVESTMENTS.

CION Ares Diversified Credit Fund

Schedule of Investments

January 31, 2018 (Unaudited)

Principal Amount	Value (a)
Senior Loans 45.7% (b)(c)
Aerospace and Defense 0.3%
Sequa Mezzanine Holdings LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.00%, 6.55%, 11/28/2021	$69,650	$70,608
Sequa Mezzanine Holdings LLC, Initial 2nd Lien Term Loan, 3M LIBOR + 9.00%, 10.37%, 04/28/2022	29,830	30,352
100,960
Automotive 0.6%
Navistar, Inc., 1st Lien Term Loan B, 1M LIBOR + 3.50%, 5.06%, 11/06/2024	220,497	222,243

Banking, Finance, Insurance & Real Estate 7.3%
A.U.L. Corp., 1st Lien Revolver, Prime + 4.50%, 9.00%, 06/05/2023 (d)(e)(f)	1,000	300
A.U.L. Corp., 1st Lien Term Loan, 3M LIBOR + 5.00%, 6.75%, 06/05/2023 (d)(e)	49,375	49,375
Alpha Luxco 2 Sarl, Facility 1st Lien Term Loan, (Luxembourg), Euribor + 7.00%, 7.50%, 01/09/2025 (d)(e)	€1,000,000	1,241,251
Asurion, LLC, 1st Lien Term Loan B-5, 1M LIBOR + 3.00%, 4.57%, 11/03/2023	$487,292	490,947
Foundation Risk Partners Corp., 1st Lien Revolver, 1M LIBOR + 4.75%, 6.45%, 11/10/2023 (d)(e)(f)	2,000	690
Foundation Risk Partners Corp., 1st Lien Term Loan, 1M LIBOR + 4.75%, 5.75%, 11/10/2023 (d)(e)	633,651	627,314
Foundation Risk Partners Corp., 1st Lien Delayed Draw Term Loan, 1M LIBOR + 4.75%, 5.75%, 11/10/2023 (d)(e)(f)	142,571	(1,425)
Foundation Risk Partners Corp., 2nd Lien Term Loan, 1M LIBOR + 8.50%, 9.50%, 11/10/2024 (d)(e)	221,778	219,560
SCM Insurance Services, Inc., 1st Lien Revolver, (Canada), 3M LIBOR + 5.00%, 5.50%, 08/29/2022 (d)(e)(f)	CAD	1,000	(195)
SCM Insurance Services, Inc., 1st Lien Term Loan, (Canada), 2M LIBOR + 5.00%, 6.62%, 08/29/2024 (d)(e)	125,000	100,581
SCM Insurance Services, Inc., 2nd Lien Term Loan, (Canada), 2M LIBOR + 9.00%, 10.62%, 03/01/2025 (d)(e)	125,000	100,581
2,828,979
Beverage, Food and Tobacco 2.0%
BakeMark Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.94%, 08/14/2023 (d)(e)	$250,000	250,000
Jim N Nicks Management LLC, 1st Lien Revolver, 3M LIBOR + 5.25%, 6.97%, 07/10/2023 (d)(e)(f)	1,000	430
Jim N Nicks Management LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.94%, 07/10/2023 (d)(e)	49,750	48,755
Penn Virginia Holding Corp., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 8.57%, 09/29/2022 (d)(e)	500,000	490,000
789,185
Consumer Goods: Durable 2.1%
DecoPac, Inc., 1st Lien Revolver, 3M LIBOR + 4.25%, 5.94%, 09/29/2023 (d)(e)(f)	1,000	300
DecoPac, Inc., 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.94%, 09/30/2024 (d)(e)	494,010	484,130
Sigma Electric Manufacturing Corporation, 1st Lien Revolver, 3M LIBOR + 4.75%, 6.16%, 10/31/2022 (d)(e)(f)	1,000	185
Sigma Electric Manufacturing Corporation, Tranche A-2 1st Lien Term Loan, 3M LIBOR + 4.75%, 6.52%, 10/31/2023 (d)(e)	318,113	314,931
799,546
Consumer Goods: Non-Durable 0.5%
Movati Athletic (Group), Inc., 1st Lien Delayed Draw Term Loan, (Canada), 1M LIBOR + 4.50%, 5.90%, 10/05/2022 (d)(e)(f)	CAD	253,301	(1,299)
Movati Athletic (Group), Inc., 1st Lien Term Loan, (Canada), Cibor + 4.50%, 5.91%, 10/05/2022 (d)(e)	246,083	198,010
196,711
Education 2.5%
American Academy Holdings LLC, 1st Lien Revolver, Prime + 5.25%, 9.75%, 12/15/2022 (d)(e)(f)	$1,000	123
American Academy Holdings LLC, 1st Lien Term Loan, 6M LIBOR + 6.25%, 8.01%, 12/15/2022 (d)(e)	798,705	790,718
American Academy Holdings LLC, 1st Lien Mezzanine Term Loan, 3M LIBOR + 14.00%, 15.76%, 06/15/2023 (d)(e)	200,295	196,289
987,130
Energy: Oil & Gas 0.7%
Associated Asphalt Partners, LLC, Tranche B 1st Lien Term Loan, 1M LIBOR + 5.25%, 6.82%, 04/05/2024 (d)(e)	20,828	18,537
California Resources Corporation, 1st Lien Term Loan B, 1M LIBOR + 4.75%, 6.31%, 12/31/2022	239,398	243,592
262,129
Environmental Industries 0.7%
VLS Recovery Services, LLC, 1st Lien Revolver, 6M LIBOR + 6.00%, 7.53%, 10/17/2023 (d)(e)(f)	1,000	140
VLS Recovery Services, LLC, 1st Lien Term Loan, 6M LIBOR + 6.00%, 7.53%, 10/17/2023 (d)(e)	271,108	268,397

VLS Recovery Services, LLC, 1st Lien Delayed Draw Term Loan, 6M LIBOR + 6.00%, 7.97%, 10/17/2023 (d)(e)(f)	$77,212	$(772)
		267,765
Healthcare & Pharmaceuticals 5.8%
Concentra, Inc., 2nd Lien Term Loan, L+ 6.50%, 07/25/2023 (d)(e)(g)	750,000	750,000
Emerus Holdings, Inc., 1st Lien Term Loan, 1M LIBOR + 4.50%, 6.08%, 09/01/2021 (d)(e)	10,825	10,176
Heartland Dental Care, LLC, 2nd Lien Term Loan, 3M LIBOR + 8.50%, 10.07%, 07/31/2024 (d)(e)	250,000	250,000
JDC Healthcare Management, LLC, 1st Lien Term Loan, 3M LIBOR + 6.25%, 7.82%, 04/10/2023 (d)(e)	108,693	106,519
MB2 Dental Solutions, LLC, 1st Lien Revolver B-2, Prime + 3.75%, 8.25%, 09/29/2023 (d)(e)(f)	1,000	357
MB2 Dental Solutions, LLC, Initial 1st Lien Term Loan B-2, 3M LIBOR + 4.75%, 6.44%, 09/29/2023 (d)(e)	348,128	344,646
Pathway Partners Vet Management Company LLC, 1st Lien Delayed Draw Term Loan, 1M LIBOR + 4.25%, 5.82%, 10/10/2024 (d)(e)(f)	150,678	33,147
Pathway Partners Vet Management Company LLC, 1st Lien Term Loan, 1M LIBOR + 4.50%, 5.82%, 10/10/2024 (d)(e)	347,451	343,976
SCSG EA Acquisition Company, Inc., 1st Lien Revolver, 3M LIBOR + 4.25%, 5.25%, 09/01/2022 (d)(e)(f)	1,000	(5)
SCSG EA Acquisition Company, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.25%, 5.73%, 09/01/2023 (d)(e)	348,128	346,387
TerSera Therapeutics LLC, 1st Lien Term Loan, 3M LIBOR + 5.25%, 6.94%, 03/30/2023 (d)(e)	49,625	49,625
		2,234,828
High Tech Industries 9.7%
Almonde, Inc., 1st Lien Term Loan, 3M LIBOR + 3.50%, L+ 4.98%, 06/13/2024	24,938	25,065
Almonde, Inc., 2nd Lien Term Loan, 3M LIBOR + 7.25%, 8.73%, 06/13/2025	25,000	25,144
DRB Holdings, LLC, 1st Lien Revolver, 3M LIBOR + 5.75%, 6.75%, 10/06/2023 (d)(e)(f)	1,000	(10)
DRB Holdings, LLC, 1st Lien Term Loan, 3M LIBOR + 5.75%, 7.45%, 10/06/2023 (d)(e)	499,000	494,010
Frontline Technologies Group Holding LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.50%, 7.50%, 09/18/2023 (d)(e)(f)	57,213	(858)
Frontline Technologies Group Holding LLC, 1st Lien Term Loan, 3M LIBOR + 6.50%, 8.09%, 09/18/2023 (d)(e)	291,057	286,691
GraphPAD Software LLC, 1st Lien Revolver, 6M LIBOR + 6.00%, 7.66%, 12/21/2023 (d)(e)(f)	1,000	(10)
GraphPAD Software LLC, Initial 1st Lien Term Loan, 6M LIBOR + 6.00%, 7.66%, 12/21/2023 (d)(e)	999,000	989,010
IQMS, Inc., 1st Lien Last Out Term Loan, 1M LIBOR + 8.25%, 9.82%, 03/28/2022 (d)(e)	250,000	250,000
PDI TA Holdings, Inc., 1st Lien Revolver, 3M LIBOR + 4.75%, 6.51%, 08/25/2023 (d)(e)(f)	11,290	3,274
PDI TA Holdings, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.75%, 6.32%, 08/25/2023 (d)(e)	43,359	42,926
PDI TA Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.75%, 10.21%, 08/25/2024 (d)(e)	84,677	83,830
PDI TA Holdings, Inc., 2nd Lien Delayed Draw Term Loan, 3M LIBOR + 8.75%, 10.32%, 08/25/2024 (d)(e)	18,629	18,443
PDI TA Holdings, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.75%, 6.21%, 08/25/2023 (d)(e)	191,455	189,541
Practice Insight, LLC, 1st Lien Revolver, Prime + 4.00%, 8.50%, 08/23/2022 (d)(e)(f)	1,000	195
Practice Insight, LLC, 1st Lien Term Loan, 3M LIBOR + 5.00%, 6.48%, 08/23/2022 (d)(e)	348,128	346,387
Storm US Holdco, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 5.50%, 6.89%, 05/05/2023 (d)(e)	49,750	49,252
Visual Edge Technology, Inc., 1st Lien Term Loan, 3M LIBOR + 5.75%, 7.31%, 08/31/2022 (d)(e)	162,094	162,094
Visual Edge Technology, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 5.75%, 7.31%, 08/31/2022 (d)(e)(f)	1,062,437	662,437
Visual Edge Technology, Inc., 1st Lien Senior Sub Notes, 12.50%, 09/02/2024 (d)(e)	130,248	122,433
		3,749,854
Hotel, Gaming & Leisure 2.5%
Canopy Bidco, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 3M LIBOR + 7.00%, 7.56%, 12/18/2024 (d)(e)	£500,000	708,900
Canopy Bidco, Ltd., Facility 1st Lien Senior Capex Term Loan, (Great Britain), 3M LIBOR + 7.00%, 7.56%, 12/18/2024 (d)(e)(f)	500,000	25,074
SFE Acquisition LLC, 1st Lien Revolver, 3M LIBOR + 5.00%, 6.00%, 07/31/2022 (d)(e)(f)	$1,000	—
SFE Acquisition LLC, 1st Lien Term Loan, 3M LIBOR + 5.00%, 6.77%, 07/31/2023 (d)(e)	249,375	249,375
		983,349
Media: Advertising, Printing & Publishing 0.2%
Harland Clarke Holdings Corp., 1st Lien Term Loan, 3M LIBOR + 4.75%, 6.44%, 11/03/2023	73,887	74,681

Media: Broadcasting & Subscription 0.5%
WideOpenWest Finance LLC, 1st Lien Term Loan B, 1M LIBOR + 3.25%, 4.81%, 08/18/2023	205,342	205,171

Media: Diversified & Production 1.4%
Equinox Holdings, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 7.00%, 8.57%, 09/06/2024	26,852	27,657
Life Time Fitness, Inc., 1st Lien Term Loan, 3M LIBOR + 2.75%, 4.23%, 06/10/2022	498,750	502,491
		530,148

Metals & Mining 0.2%
Murray Energy Holdings Co, 1st Lien Term Loan B-2, 3M LIBOR + 7.25%, 8.94%, 04/16/2020	$74,403	$68,219

Printing and Publishing 0.4%
Dex Media, Inc., 1st Lien Term Loan, 1M LIBOR + 10.00%, 11.57%, 07/29/2021	167,179	173,240

Retail 1.8%
Bambino CI, Inc., 1st Lien Revolver, 3M LIBOR + 6.00%, 7.57%, 10/17/2022 (d)(e)(f)	1,000	123
Bambino CI, Inc., 1st Lien Term Loan, 3M LIBOR + 6.00%, 7.57%, 10/17/2023 (d)(e)	349,000	345,510
FWR Holding Corporation, Initial 1st Lien Revolver, 6M LIBOR + 6.00%, 7.56%, 08/21/2023 (d)(e)(f)	1,000	190
FWR Holding Corporation, Initial 1st Lien Term Loan, 6M LIBOR + 6.00%, 7.48%, 08/21/2023 (d)(e)	349,125	345,634
FWR Holding Corporation, Initial 1st Lien Delayed Draw Term Loan, 6M LIBOR + 6.00%, 7.87%, 08/21/2023 (d)(e)(f)	1,000	380
		691,837
Services: Business 1.0%
Implementation Management Assistance LLC, 1st Lien Revolver, 1M LIBOR + 4.00%, 5.00%, 12/13/2023 (d)(e)(f)	1,000	(10)
Implementation Management Assistance LLC, 1st Lien Delayed Draw Term Loan, 1M LIBOR + 4.00%, 5.00%, 12/13/2023 (d)(e)(f)	599,400	(5,994)
Implementation Management Assistance LLC, 1st Lien Term Loan, 1M LIBOR + 4.00%, 5.72%, 12/13/2023 (d)(e)	399,600	395,604
		389,600
Telecommunications 2.1%
Cablecom Networking Holdings, Ltd., 1st Lien Capex Term Loan, (Great Britain), 3M LIBOR + 6.50%, 7.00%, 12/14/2023 (d)(e)(f)	£438,596	—
Cablecom Networking Holdings, Ltd., Facility A-2 1st Lien Term Loan, (Great Britain), 3M LIBOR + 6.50%, 7.02%, 12/14/2023 (d)(e)	561,404	795,959
		795,959
Utilities: Electric 0.5%
Sunk Rock Foundry Partners LP, Tranche A-1 1st Lien Term Loan, 3M LIBOR + 4.75%, 6.52%, 10/31/2023 (d)(e)	$180,888	179,079

Utilities: Oil & Gas 0.3%
Medallion Midland Acquisition LP, 1st Lien Term Loan, 1M LIBOR + 3.25%, 4.82%, 10/30/2024 (d)	100,000	100,500

Wholesale 2.6%
Pet IQ, LLC, 1st Lien Term Loan, 1M LIBOR + 5.25%, 6.81%, 01/17/2023 (d)(e)	1,000,000	995,000
Total Senior Loans (Cost: $17,138,644)		17,626,112

Corporate Bonds 21.2%
Banking, Finance, Insurance & Real Estate 1.3%
Realogy Group LLC, 144A, 4.88%, 06/01/2023 (c)	500,000	494,525

Chemicals, Plastics & Rubber 2.1%
Kraton Polymers LLC, 144A, 7.00%, 04/15/2025 (c)	500,000	528,750
Platform Specialty Products Corp., 144A, 5.88%, 12/01/2025 (c)	293,000	297,761
		826,511
Healthcare & Pharmaceuticals 6.8%
Acadia Healthcare Co, Inc., 5.63%, 02/15/2023	67,000	67,818
Centene Corp., 6.13%, 02/15/2024	500,000	531,250
DJO Finance Corp., 144A, 8.13%, 06/15/2021 (c)	500,000	482,500
Molina Healthcare, Inc., 144A, 4.88%, 06/15/2025 (c)	499,000	498,376
Tenet Healthcare Corporation, 8.13%, 04/01/2022	400,000	412,752
Tenet Healthcare Corporation, 144A, 7.00%, 08/01/2025 (c)	100,000	98,000
WellCare Health Plans, Inc., 5.25%, 04/01/2025	500,000	522,100
		2,612,796
High Tech Industries 0.1%
Veritas US, Inc., 144A, 10.50%, 02/01/2024 (c)	50,000	50,875

Media: Broadcasting & Subscription 6.6%
CCO Holdings, LLC, 144A, 5.50%, 05/01/2026 (c)	500,000	510,000
CSC Holdings LLC, 144A, 5.50%, 04/15/2027 (c)	500,000	506,250
Intelsat Jackson Holdings SA, 144A, (Luxembourg), 8.00%, 02/15/2024 (c)	500,000	525,000

Sinclair Broadcast Group, Inc., 144A, 5.13%, 02/15/2027 (c)	$500,000	$496,250
Sirius XM Radio, Inc., 144A, 5.00%, 08/01/2027 (c)	500,000	497,050
		2,534,550
Metals & Mining 0.0%
Murray Energy Holdings Co., 144A, 11.25%, 04/15/2021 (c)	25,000	13,500

Services: Business 1.7%
Aramark Services, Inc., 144A, 5.00%, 02/01/2028 (c)	135,000	137,700
Nielsen Finance LLC, 144A, 5.00%, 04/15/2022 (c)	500,000	508,125
		645,825
Telecommunications 2.6%
Level 3 Financing, Inc., 5.38%, 05/01/2025	500,000	498,000
Zayo Group LLC, 5.75%, 01/15/2027	500,000	508,150
		1,006,150
Total Corporate Bonds (Cost: $8,217,530)		8,184,732

Collateralized Loan Obligations 11.0% (c)(d)(k)
Collateralized Loan Obligations - Debt 3.3% (i)
AMMC US CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.10%, 07/25/2029	250,000	259,189
Carlyle US CLO 2016-4, Ltd., (Cayman Islands), 3M LIBOR + 6.90%, 8.65%, 10/20/2027	250,000	256,520
Highbridge Loan Management 2013-2, Ltd., (Cayman Islands), 1M LIBOR + 6.60%, 8.35%, 10/20/2029	250,000	255,265
THL Credit Wind River 2016-2 US CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.48%, 7.86%, 11/01/2028	250,000	255,671
Voya US CLO 2017-3, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 7.95%, 07/20/2030	250,000	253,144
		1,279,789
Collateralized Loan Obligations - Equity 7.7%
Carlyle US CLO 2017-3, Ltd., (Cayman Islands), 07/20/2029	250,000	218,355
Cedar Funding VIII CLO 2017-8, Ltd., (Cayman Islands), 10/17/2030	250,000	219,966
Crestline Denali CLO XVI, Ltd. 2018-1A, (Cayman Islands), 01/20/2030 (e)(h)	500,000	450,000
Dryden XXVIII Senior Loan Fund, (Cayman Islands), 08/15/2030	250,000	129,677
Eastland Investors Corporation, (Cayman Islands), 05/01/2022	100	49,420
OHA Credit Partners XV, Ltd., (Cayman Islands), 01/20/2030	500,000	450,485
OZLM XIX, Ltd. 2017-19A, (Cayman Islands), 11/22/2030	350,000	321,165
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 01/20/2031 (e)	500,000	452,500
Steele Creek CLO 2017-1, Ltd., (Cayman Islands), 01/15/2030	250,000	240,022
Venture XVIII CLO, Ltd., (Cayman Islands), 10/15/2029	250,000	187,312
Wellfleet CLO 2017-3, Ltd., (Cayman Islands), 01/17/2031 (e)	250,000	223,600
		2,942,502
Total Collateralized Loan Obligations (Cost: $4,121,707)		4,222,291

	Shares
Common Stocks 0.1% (c)(e)(j)
High Tech Industries 0.1%
Frontline Technologies Group Holding LLC - Class A	25	26,358
Frontline Technologies Group Holding LLC - Class B	2,728	266
Total Common Stocks (Cost: $25,000)		26,624

	Principal Amount	Value (a)
Private Asset-Backed Debt 0.9% (c)(d)(e)(f)
Banking, Finance, Insurance & Real Estate 0.9%
Avant Warehouse Trust II, Class B 1st Lien Credit Facility, 1M LIBOR + 9.75%, 11.32%, 04/07/2021	150,000	28,975
DFC Global Facility Borrower II LLC, Facility 1st Lien Term Loan, 1M LIBOR + 10.75%, 12.32%, 09/21/2022	500,000	337,253
Total Private Asset-Backed Debt (Cost: $359,073)		366,228

Total Investments — 78.9% (Cost: $29,861,954)	$30,425,987
Liabilities in Excess of Other Assets — 21.1%	8,132,208
Net Assets - 100.0%	$38,558,195

Footnotes:
(a)	Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.
(b)	Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represent the “all-in” rate as of January 31, 2018.
(c)

All of the company’s Senior Loans, Collateralized Loan Obligations, Corporate Bonds issued as 144A, Common Stocks, and Private Asset-Backed Debt, which as of January 31, 2018 represented 72.3% of the company’s net assets or 59.0% of the company’s total assets, are subject to legal restrictions on sales.

(d)	Investments categorized as a significant unobservable input (Level 3) (See Note 3 of the Notes to Financial Statements).
(e)	Security valued at fair value using methods determined in good faith by or under the direction of the board of directors.
(f)	Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.
(g)

This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(h)	When-Issued or delayed delivery security based on typical market settlement convention for such security.
(i)	Variable rate coupon rate shown as of January 31, 2018.
(j)	Non-income producing security as of January 31, 2018.
(k)	Collateralized Loan Obligations are all issued as 144A securities.

As of January 31, 2018, the aggregate cost of securities for Federal income tax purposes was $29,861,954. Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$660,486
Gross unrealized depreciation	(96,453)
Net unrealized appreciation	$564,033

Foreign Forward Currency Contracts

On January 31, 2018, CION Ares Diversified Credit Fund (the “Fund”) had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates.  Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Exchange Date	Currency to be delivered - SELL		Currency to be received - BUY		Unrealized Gain (Loss)	Counterparty
2/16/18	203,230	CAD	195,901	USD	(7,329)	Goldman Sachs
4/04/18	219,767	CAD	215,793	USD	(3,974)	Goldman Sachs
4/04/18	19,595	CAD	19,246	USD	(348)	Goldman Sachs
4/06/18	1,246,518	EUR	1,211,152	USD	(35,367)	Goldman Sachs
3/12/18	797,113	GBP	756,116	USD	(40,997)	Goldman Sachs
3/14/18	740,129	GBP	698,942	USD	(41,187)	Goldman Sachs
					$(129,202)

Abbreviations:
144A	Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
CLO	Collateralized Loan Obligation

Currencies:
€	Euro Currency
£	British Pounds
$	U.S. Dollars
CAD	Canadian Dollars

CION Ares Diversified Credit Fund

Notes to Schedule of Investments

January 31, 2018 (Unaudited)

(1) Organization

CION Ares Diversified Credit Fund (the “Fund’’) is a diversified, closed-end investment company that is registered under the Investment Company Act of 1940. The Fund is structured as an “interval fund” and continuously offers its shares. The Fund was organized as a Delaware statutory trust on June 21, 2016. CION Ares Management, LLC (the “Adviser’’) serves as the investment adviser to the Fund and was registered as an investment Adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 on January 4, 2017. The Adviser is a joint venture between affiliates of Ares Management LLC (“Ares”) and CION Investment Group, LLC (“CION”) and is controlled by Ares. The Adviser oversees the management of the Fund’s activities and is responsible for making investment decisions for the Fund’s portfolio.

Investment Objective and Policies

The Fund’s investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

(2) Significant Accounting Policies

Basis of Presentation

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by RICs. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017, and the Investment Adviser has implemented the applicable requirements into this report.

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their estimated value, as described in more detail in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

For investment purposes, the Fund has entered into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan agreements (“unfunded loan commitments”). Unfunded loan commitments purchased at a discount/premium may include cash received/paid for the amounts representing such discounts/premiums. Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period. As of January 31, 2018, the fair value of the loans disclosed in the Schedule of Investments does not include unfunded loan commitments, which total $2,825,570.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Investment Transactions

Investment transactions are accounted for on the trade date. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Fund looks at a number of factors to determine

CION Ares Diversified Credit Fund

Notes to Schedule of Investments (Continued)

January 31, 2018 (Unaudited)

if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with the Fund’s valuation policy (the “Valuation Policy”).  The Valuation Policy is reviewed and approved at least annually by the Fund’s board of trustees (the “Board”).  The Adviser has been authorized by the Board to utilize independent third-party pricing and valuation services to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) in accordance with the Valuation Policy and a consistently applied valuation process.

As part of the valuation process for investments that do not have readily available market prices, the Adviser may take into account the following types of factors, if relevant, in determining the fair value of the Fund’s investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

See Note 3 for more information on the Fund’s valuation process.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign

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Notes to Schedule of Investments (Continued)

January 31, 2018 (Unaudited)

governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Commitments and Contingencies

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Recently Issued Accounting Pronouncements

In October 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. The Fund has adopted the amendments related to Regulation S-X, which have had no material impact to the Fund’s financial statements or disclosures.

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and for interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The guidance in this ASU supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The amendments in ASU No. 2014-09 are effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. In March 2016, the FASB issued ASU No. 2016-08, Revenue from Contracts with Customers (Topic 606): Principal versus Agent Considerations, which clarifies the guidance in ASU No. 2014-09 and has the same effective date as the original standard. In April 2016, the FASB issued ASU No. 2016-10, Revenue from Contracts with Customers (Topic 606): Identifying Performance Obligations and Licensing, an update on identifying performance obligations and accounting for licenses of intellectual property. In May 2016, the FASB issued ASU No. 2016-12, Revenue from Contracts with Customers (Topic 606): Narrow-Scope Improvements and Practical Expedients, which includes amendments for enhanced clarification of the guidance. In December 2016, the FASB issued ASU No. 2016-20, Technical Corrections and Improvements to Revenue from Contracts with Customers (Topic 606), the amendments in this update are of a similar nature to the items typically addressed in the technical corrections and improvements project. Additionally, in February 2017, the FASB issued ASU No. 2017-05, Other Income — Gains and Losses from the Derecognition of Nonfinancial Assets (subtopic 610-20): Clarifying the Scope of Asset Derecognition Guidance and Accounting for Partial Sales of Nonfinancial Assets, an update clarifying that a financial asset is within the scope of Subtopic 610-20 if it is deemed an “in-substance non-financial asset.” The application of this guidance is not expected to have a material impact on our consolidated financial statements.

CION Ares Diversified Credit Fund

Notes to Schedule of Investments (Continued)

January 31, 2018 (Unaudited)

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchical disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchical disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•                  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•                  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•                  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with its valuation policy, the Fund evaluates the source of inputs, including any markets in which the Fund’s investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund’s valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund’s portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The investments classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

The investments classified as Level 3 (other than as described below in the following paragraphs) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value (“EV”) of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of

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Notes to Schedule of Investments (Continued)

January 31, 2018 (Unaudited)

market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

The following is a summary of the inputs used as of January 31, 2018, in valuing the Fund’s investments carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Senior Loans	$—	$2,159,410	$15,466,702	$17,626,112
Corporate Bonds	—	8,184,732	—	8,184,732
Collateralized Loan Obligations/Collateralized Debt Obligations	—	—	4,222,291	4,222,291
Common Stocks	—	—	26,624	26,624
Private Asset-Backed Debt	—	—	366,228	366,228
Total Investments	$—	$10,344,142	$20,081,845	$30,425,987
Derivatives:
Forward Foreign Currency Contracts	$—	$(129,202)	$—	$(129,202)

The following is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value

CION Ares Diversified Credit Fund

Notes to Schedule of Investments (Continued)

January 31, 2018 (Unaudited)

for the period from October 31, 2017 through January 31, 2018:

	Senior Loans	Collateralized Loan Obligations	Common Stock	Private Asset- Backed Debt	Total
Balance as of 10/31/17	$6,863,078	$2,634,245	$25,844	$398,906	$9,922,073
Purchases (a)	7,941,213	1,958,453	—	—	9,899,666
Sales (b)	(213,518)	(438,914)	—	—	(652,432)
Net realized and unrealized gain/ (loss)	368,239	68,560	780	(33,089)	404,490
Net Accrued discounts	12,695	(53)	—	411	13,053
Transfers in to Level 3 (c)	494,995	—	—	—	494,995
Transfers out of Level 3 (c)	—	—	—	—	—
Balance as of 1/31/18	$15,466,702	$4,222,291	$26,624	$366,228	$20,081,845
Net change in unrealized appreciation/(depreciation) from Investments held as of 1/31/18	$372,986	$52,720	$780	$(33,089)	$393,397

(a) Purchases include PIK interest and securities received from restructure.

(b) Sales include principal redemptions.

(c) Investments were transferred into and out of Level 3 and into and out of Level 2 during the period ended January 31, 2018 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

The valuation techniques used by the Adviser to measure fair value as of January 31, 2018 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund’s Level 3 securities are outlined in the table below.

Investments in securities	Fair Value	Valuation Technique	Unobservable Inputs	Range

Senior Loans	$14,616,202	Yield Analysis	Market Yield	16.55%-16.88%
Senior Loans	850,500	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A

Collateralized Loan Obligations	3,096,191	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligations	1,126,100	Other	Recent Transaction Price	$89.44-90.50

Common Stocks	26,624	EV Market Multiple Analysis	EBITDA Multiple	18.5x-18.5x

Private Asset-Backed Debt	366,228	Yield Analysis	Market Yield	11.6%-12.1%

Total Level 3 Investments	$20,081,845

ITEM 2. CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective at a reasonable level of assurance based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report on Form N-Q as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)   There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

The following exhibits are attached to this Form N-Q:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3 (a) (1)	Certification of Principal Executive Officer pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002
3 (a) (2)	Certification of Principal Financial Officer pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): CION Ares Diversified Credit Fund

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date: March 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date: March 18, 2018

By:	/s/ Penni F. Roll
Penni F. Roll
Chief Financial Officer

Date: March 18, 2018